                                                                   EXHIBIT 10.19

ComericA

                                             VARIABLE RATE-INSTALLMENT NOTE

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 AMOUNT              NOTE DATE           MATURITY DATE       TAX IDENTIFICATION#

 $3,000,000.00       October 20, 1998    November 01, 2003   33-0807798
--------------------------------------------------------------------------------



For Value Received, the undersigned promise(s) to pay to the order of Comerica Bank-California ("Bank"), at any office of the Bank in the State of California Three Million and no/100 Dollars (U.S.) in installments of $50,000.00 each plus* interest on the unpaid balance from the date of this Note at a per annum rate equal to the Bank's base rate from time to time in effect plus* 0.500 % per annum until maturity, whether by acceleration or otherwise, or until Default, as later defined, and after that at a default rate equal to the rate of interest otherwise prevailing under this Note plus 3% per annum (but in no event in excess of the maximum rate permitted by law). Interest shall be calculated for the actual number of days the principal is outstanding on the basis of a 360 day year if this Note evidences a business or commercial loan or a 365 day year if a consumer loan. The Bank's "base rate" is that annual rate of interest so designated by the Bank and which is changed by the Bank from time to time. Interest rate changes will be effective for interest computation purposes as and when the Bank's base rate changes. Installments of principal and accrued interest due under this Note shall be payable on the 1st day of each MONTH, commencing on December 01, 1998, and the entire remaining unpaid balance of principal and accrued interest shall be payable on the Maturity Date set forth above. If the frequency of principal and interest installments is not otherwise specified, installments of principal and interest due under this Note shall be payable monthly on the first day of each month.

*See Addendum "A" attached hereto and made a part hereof for additional Rate options.

In the event the periodic installments set forth above are inclusive of interest, these installments are calculated at an assumed fixed interest rate and an assumed amortization term. The amortization term ends on November 01, 2003 (if left blank, the amortization term ends on the Maturity Date). In the event this Note evidences a business or commercial loan and the Bank's base rate changes, the Bank, at its sole option, may from time to time recalculate the periodic installment amount so that the remaining periodic installments will fully amortize the remaining loan balance within the remaining amortization term in equal installments at the interest rate then being charged under this Note. THE UNDERSIGNED AGREE(S) TO PAY THE PERIODIC INSTALLMENTS AS THEY MAY BE RECALCULATED BY THE BANK, AT THE BANK'S SOLE OPTION, FROM TIME TO TIME AND ACKNOWLEDGE(S) THAT A RECALCULATION SHALL NOT AFFECT THE MATURITY DATE OR THE OTHER TERMS AND PROVISIONS OF THIS NOTE. If this Note or any installment under this Note shall become payable on a day other than a day on which the Bank is open for business, this payment may be extended to the next succeeding business day and interest shall be payable at the rate specified in this Note during this extension. Any payments of principal in excess of the installment payments required under this Note need not be accepted by the Bank (except as required under applicable law), but if accepted shall apply to the installments last falling due. A late installment charge equal to 5% of each late installment may be charged on any installment payment not received by the Bank within 10 calendar days after the installment due date, but acceptance of payment of this charge shall not waive any default under this Note.

This Note and any other indebtedness and liabilities of any kind of the undersigned (or any of them) to the Bank, and any and all modifications, renewals or extensions of it, whether joint or several, contingent or absolute, now existing or later arising, and however evidenced (collectively "Indebtedness") are secured by and the Bank is granted a security interest in all items deposited in any account of any of the undersigned with the Bank and by all proceeds of these items (cash or otherwise), all account balances of any of the undersigned from time to time with the Bank, by all property of any of the undersigned from time to time in the possession of the Bank and by any other collateral, rights and properties described in each and every deed of trust, mortgage, security agreement, pledge, assignment and other agreement which has been, or will at any time(s) later be, executed by any (or all) of the undersigned to or for the benefit of the Bank (collectively "Collateral"). Notwithstanding the above, (i) to the extent that any portion of the Indebtedness is a consumer loan, that portion shall not be secured by any deed of trust or mortgage on or other security interest in any of the undersigned's principal dwelling or in any of the undersigned's real property which is not a purchase money security interest as to that portion, unless expressly provided to the contrary in another place, or (ii) if the undersigned (or any of them) has (have) given or give(s) Bank a deed of trust or mortgage covering real property, that deed of trust or mortgage shall not secure this Note or any other indebtedness of the undersigned (or any of them), unless expressly provided to the contrary in another place.

If the undersigned (or any of them) or any guarantor under a guaranty of all or part of the Indebtedness ("guarantor") (a) fail(s) to pay this Note or any of the Indebtedness when due, by maturity, acceleration or otherwise, or fail(s) to pay any Indebtedness owing on a demand basis upon demand; or (b) fail(s) to comply with any of the terms or provisions of any agreement between the undersigned (or any of them) or any guarantor and the Bank; or (c) become(s) insolvent or the subject of a voluntary or involuntary proceeding in bankruptcy, or a reorganization, arrangement or creditor composition proceeding, (if a business entity) cease(s) doing business as a going concern, (if a natural person) die(s) or become(s) incompetent, (if a partnership) dissolve(s) or any general partner of it dies, becomes incompetent or becomes the subject of a bankruptcy proceeding or (if a corporation or a limited liability company) is the subject of a dissolution, merger or consolidation: or (d) if any warranty or representation made by any of the undersigned or any guarantor in connection with this Note or any of the Indebtedness shall be discovered to be untrue or incomplete; or (e) if there is any termination, notice of termination, or breach of any guaranty, pledge, collateral assignment or subordination agreement relating to all or any part of the Indebtedness; or (f) if there is any failure by any of the undersigned or any guarantor to pay when due any of its indebtedness (other than to the Bank) or in the observance or performance of any term, covenant or condition in any document evidencing, securing or relating to such indebtedness; or (g) if the Bank deems itself insecure, believing that the prospect of payment of this Note or any of the Indebtedness is impaired or shall fear deterioration, removal or waste of any of the Collateral; or (h) if there is filed or issued a levy or writ of attachment or garnishment or other like judicial process upon the undersigned (or any of them) or any guarantor or any of the Collateral, including without limit, any accounts of the undersigned (or any of them) or any guarantor with the Bank, then the Bank,upon the occurrence of any of these events (each a "Default"), may at its option and without prior notice to the undersigned (or any of them), declare any or all of the Indebtedness to be immediately due and payable (notwithstanding any provisions contained in the evidence thereof to the contrary), sell or liquidate all or any portion of the Collateral, set off against the Indebtedness any amounts owing by the Bank to the undersigned (or any of them), charge interest at the default rate provided in the document evidencing the relevant Indebtedness and exercise any one or more of the rights and remedies granted to the Bank by any agreement with the undersigned (or any of them) or given to it under applicable law. In addition, if this Note is secured by a deed of trust or mortgage covering real property, then the trustor or mortgagor shall not mortgage or pledge the mortgaged premises as security for any other indebtedness or obligations.
This Note, together with all other indebtedness secured by said deed of trust or mortgage, shall become due and payable immediately, without notice, at the option of the Bank, (a) if said trustor or mortgagor shall mortgage or pledge the mortgaged premises for any other indebtedness or obligations or shall convey, assign or transfer the mortgaged premises by deed, installment sale contact or other instrument, or (b) if the title to the mortgaged premises shall become vested in any other person or party in any manner whatsoever, or
(c) if there is any disposition (through one or more transactions) of legal or beneficial title to a controlling interest of said trustor or mortgagor.
All payments under this Note shall be in immediately available United States funds, without setoff or counterclaim.

If this Note is signed by two or more parties (whether by all as makers or by one or more as an accommodation party or otherwise), the obligations and undertakings under this Note shall be that of all and any two or more jointly and also of each severally. This Note shall bind the undersigned, and the undersigned's respective heirs, personal representatives, successors and assigns.

The undersigned waive(s) presentment, demand, protest, notice of dishonor, notice of demand or intent to demand, notice of acceleration or intent to accelerate, and all other notices and agree(s) that no extension or indulgence to the undersigned (or any of them) or release, substitution or nonenforcement of any security, or release or substitution of any of the undersigned, any guarantor or any other party, whether with or without notice, shall affect the obligations of any of the undersigned. The undersigned waive(s) all defenses or right to discharge available under
Section 3-605 of the California Uniform Commercial Code and waive(s) all other suretyship defenses or right to discharge. The undersigned agree(s) that the Bank has the right to sell, assign, or grant participations, or any interest, in any or all of the indebtedness, and that, in connection with this right, but without limiting its ability to make other disclosures to the full extent allowable, the Bank may disclose all documents and information which the Bank now or later has relating to the undersigned or the Indebtedness. The undersigned agree(s) that the Bank may provide information relating to this Note or to the undersigned to the Bank's parent, affiliates, subsidiaries and service providers.

The undersigned agree(s) to reimburse the holder or owner of this Note for any and all costs and expenses (including without limit, court costs, legal expenses and reasonable attorney fees, whether inside or outside counsel is used, whether or not suit is instituted and, if suit is instituted, whether at the trial court level, appellate level, in a bankruptcy, probate or administrative proceeding or otherwise) incurred in collecting or attempting to collect this Note or incurred in any other matter or proceeding relating to this Note.

The undersigned acknowledge(s) and agree(s) that there are no contrary agreements, oral or written, establishing a term of this Note and agree(s) that the terms and conditions of this Note may not be amended, waived or modified except in a writing signed by an officer of the Bank expressly stating that the writing constitutes an amendment, waiver or modification of the terms of this Note. As used in this Note, the word "undersigned" means, individually and collectively, each maker, accommodation party, indorser and other party signing this Note in a similar capacity. If any provision of this
Note is unenforceable in whole or part for any reason, the remaining provisions shall continue to be effective. THIS NOTE IS MADE IN THE STATE OF California AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF California, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

The maximum interest rate shall not exceed the highest applicable usury ceiling.

THE UNDERSIGNED AND THE BANK ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED. EACH PARTY, AFTER CONSULTING (OR

HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF THEIR CHOICE, KNOWINGLY AND VOLUNTARILY AND FOR THEIR MUTUAL BENEFIT, WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF LITIGATION REGARDING THE PERFORMANCE OR ENFORCEMENT OF, OR IN ANY WAY RELATED TO, THIS NOTE OR THE INDEBTEDNESS.

This Note is cross defaulted and/or cross collateralized to all present and future indebtedness of Troy Group, Inc., Troy Systems International, Inc. and Troy XCD, Inc. See Letter Agreement dated October 20, 1998. This Note is supported by Loan and Security Agreement in the amount of $5,000,000.00 dated October 20, 1998. All these provisions shall apply to this Note and shall survive until this Note is paid in full.

Initial Here    /s/ PJD
            ----------------

Troy Group, Inc.

By:   /s/ Patrick J. Dirk                        Its:    CEO
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        SIGNATURE OF                                    TITLE

By:                                              Its:
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        SIGNATURE OF                                    TITLE

By:                                              Its:
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        SIGNATURE OF                                    TITLE

By:                                              Its:
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        SIGNATURE OF                                    TITLE


Troy Systems International, Inc.

By:   /s/ Patrick J. Dirk                        Its:    CEO
     ------------------------------------------------------------------------
        SIGNATURE OF                                    TITLE

By:                                              Its:
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        SIGNATURE OF                                    TITLE

By:                                              Its:
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        SIGNATURE OF                                    TITLE

By:                                              Its:
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        SIGNATURE OF                                    TITLE


Troy XCD, Inc.

By:   /s/ Patrick J. Dirk                        Its:    CEO
     ------------------------------------------------------------------------
        SIGNATURE OF                                    TITLE

By:                                              Its:
     ------------------------------------------------------------------------
        SIGNATURE OF                                    TITLE

By:                                              Its:
     ------------------------------------------------------------------------
        SIGNATURE OF                                    TITLE

By:                                              Its:
     ------------------------------------------------------------------------
        SIGNATURE OF                                    TITLE


2331 S. Pullman Street         Santa Ana      CA         USA         92705
-----------------------------------------------------------------------------
STREET ADDRESS                   CITY        STATE     COUNTRY      ZIP CODE



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           For Bank Use Only                                      CCAR#
-----------------------------------------------------------------------------------------------------
 Loan Officer Initials    Loan Group Name      Obligor(s) Name

 BD                       Metro Orange County  Troy Group, Inc., Troy Systems International, Inc. and
                                               Troy XCD, Inc.
-----------------------------------------------------------------------------------------------------
 Loan Officer I.D. No.    Loan Group No.       Obligor #           Note #          Amount

48653                     95784                                                    $3,000,000.00
-----------------------------------------------------------------------------------------------------


                                       LIBOR
                   ADDENDUM "A" TO VARIABLE RATE-INSTALLMENT NOTE

     This Addendum "A" to Variable Rate-Installment Note (this "Addendum") is entered into as of this 20th day of October, 1998, by and between Comerica Bank-California ("Bank") and Troy Group, Inc., Troy Systems International, Inc. and Troy XCD, Inc. ("Borrower"). This Addendum supplements the terms of the Variable Rate-Installment Note of even date herewith.

          1.   DEFINITIONS.

               a. ADVANCE. As used herein, "ADVANCE" means a borrowing requested by Borrower and made by Bank under the Note, including a LIBOR Option Advance and/or a Base Rate Option Advance.

               b. BUSINESS DAY. As used herein, "BUSINESS DAY" means any day except a Saturday, Sunday or any other day designated as a holiday under Federal or California statute or regulation.

               c. LIBOR. As used herein, "LIBOR" means the rate per annum (rounded upward if necessary, to the nearest whole 1/8 of 1%) and determined pursuant to the following formula:

     LIBOR=                Base LIBOR
               -------------------------------
               100% - LIBOR Reserve Percentage

                    (1) "Base LIBOR" means the rate per annum determined by Bank at which deposits for the relevant LIBOR Period would be offered to Bank in the approximate amount of the relevant LIBOR Option Advance in the inter-bank LIBOR market selected by Bank, upon request of Bank at 10:00 a.m. California time, on the day that is the first day of such LIBOR Period.

                    (2) "LIBOR Reserve Percentage" means the reserve percentage prescribed by the Board of Governors of the Federal Reserve System (or any successor) for "Eurocurrency Liabilities" (as defined in Regulation D of the Federal Reserve Board, as amended), adjusted by Bank for expected changes in such reserve percentage during the applicable LIBOR Period.

               d. LIBOR BUSINESS DAY. As used herein, "LIBOR Business Day" means a Business day on which dealings in Dollar deposits may be carried out in the interbank LIBOR market.

               e. LIBOR PERIOD. As used herein, "LIBOR PERIOD" means, with respect to a LIBOR Option Advance:

                    (1) initially, the period commencing on, as the case may be, the date the Advance is made or the date on which the Advance is converted to a LIBOR Option Advance, and continuing for, in every case, thirty (30), sixty (60), ninety (90) or one hundred eighty (180) days thereafter so long as the LIBOR Option is quoted for such period in the applicable interbank LIBOR market, as such period is selected by Borrower in the notice of Advance as provided in the Note or in the notice of conversion as provided in this Addendum; and

                    (2) thereafter, each period commencing on the last day of the next preceding LIBOR Period applicable to such LIBOR Option Advance and continuing for, in every case, thirty (30), sixty (60), ninety (90) or one hundred eighty (180) days thereafter so long as the LIBOR Option is quoted for such period in the applicable interbank LIBOR market, as such period is selected by Borrower in the notice of continuation as provided in this Addendum.

               f. NOTE. As used herein, "NOTE" means the Variable Rate-Installment Note of even date herewith.

               g. REGULATION D. As used herein, "REGULATION D" means Regulation D of the Board of Governors of the Federal Reserve System as amended or supplemented from time to time.

               h. REGULATORY DEVELOPMENT. As used herein, "REGULATORY DEVELOPMENT" means any or all of the following: (i) any change in any law, regulation or interpretation thereof by any public authority (whether or not having the force of law); (ii) the application of any existing law, regulation or the interpretation thereof by any public authority (whether or not having the force of law); and (iii) compliance by Bank with any request or directive (whether or not having the force of law) of any public authority.

          2. INTEREST RATE OPTIONS. Borrower shall have the following options regarding the interest rate to be paid by Borrower on Advances under the Note:

          WHEN DEBT/EFFECTIVE TANGIBLE NET WORTH IS AT OR LESS THAN 2.00:1.00:

               a. A rate equal to Two and Three Quarter percent (2.75%) above Bank's LIBOR, (the "LIBOR Option"), which LIBOR Option shall be in effect during the relevant LIBOR Period; or

               b. A rate equal to One half percent (0.50%) above the "Base Rate" as referenced in the Note and quoted from time to time by Bank as such rate may change from time to time (the "Base Rate Option").

          WHEN DEBT/EFFECTIVE TANGIBLE NET WORTH IS GREATER THAN 2.00:1.00:

               a. A rate equal to Three percent (3.00%) above Bank's LIBOR, (the "LIBOR Option"), which LIBOR Option shall be in effect during the relevant LIBOR Period; or

               c. A rate equal to Three Quarter percent (0.75%) above the "Base Rate" as referenced in the Note and quoted from time to time by Bank as such rate may change from time to time (the "Base Rate Option").

          3. LIBOR OPTION ADVANCE. The minimum LIBOR Option Advance will not be less than ONE MILLION AND 00/100 DOLLARS ($1,000,000.00) for any LIBOR Option Advance.

          4. PAYMENT OF INTEREST ON LIBOR OPTION ADVANCES. Interest on each LIBOR Option Advance shall be payable pursuant to the terms of the Note. Interest on such LIBOR Option Advance shall be computed on the basis of a 360-day year and shall be assessed for the actual number of days elapsed from the first day of the LIBOR Period applicable thereto but not including the last day thereof.

          5. BANK'S RECORDS RE: LIBOR OPTION ADVANCES. With respect to each LIBOR Option Advance, Bank is hereby authorized to note the date, principal amount, interest rate and LIBOR Period applicable thereto and any payments made thereon on Bank's books and records (either manually or by electronic entry) and/or on any schedule attached to the Note, which notations shall be prima facie evidence of the accuracy of the information noted.

          6. SELECTION/CONVERSION OF INTEREST RATE OPTIONS. At the time any Advance is requested under the Note and/or Borrower wishes to select the LIBOR Option for all or a portion of the outstanding principal balance of the Note, and at the end of each LIBOR Period, Borrower shall give Bank notice specifying (a) the interest rate option selected by Borrower; (b) the principal amount subject thereto; and (c) if the LIBOR Option is selected, the length of the applicable LIBOR Period. Any such notice may be given by telephone so long as, with respect to each LIBOR Option selected by Borrower,
(i) Bank receives written confirmation from Borrower not later than three (3) LIBOR Business Days after such telephone notice is given; and (ii) such notice is given to Bank prior to 10:00 a.m., California time, on the first day of the LIBOR Period. For each LIBOR Option requested hereunder, Bank will quote the applicable fixed LIBOR Rate to Borrower at approximately 10:00 a.m., California time, on the first day of the LIBOR Period. If Borrower does not immediately accept the rate quoted by Bank, any subsequent acceptance by Borrower shall be subject to a redetermination of the rate by Bank; provided, however, that if Borrower fails to accept any such quotation given, then the quoted rate shall expire and Bank shall have no obligation to permit a LIBOR Option to be selected on such day. If no specific designation of interest is made at the time any Advance is requested under the Note or at the end of any LIBOR Period, Borrower shall be deemed to have selected the Base Rate Option for such Advance or the principal amount to which such LIBOR Period applied. At any time the LIBOR Option is in effect, Borrower may, at the end of the applicable LIBOR

Period, convert to the Base Rate Option. At any time the Base Rate Option is in effect, Borrower may convert to the LIBOR OPTION, and shall designate a LIBOR Period.

          7. DEFAULT INTEREST RATE. From and after the maturity date of the Note, or such earlier date as all principal owing hereunder becomes due and payable by acceleration or otherwise, the outstanding principal balance of the Note shall bear interest until paid in full at an increased rate per annum (computed on the basis of a 360-day year, actual days elapsed) equal to three percent (3.00%) above the rate of interest from time to time applicable to the Note.

          8. PREPAYMENT. Bank is not under any obligation to accept any prepayment of any LIBOR Option Advance except as described below or as required under applicable law. Borrower may prepay a Base Rate Option Advance at any time, without paying any Prepayment Amount, as defined below. Borrower may prepay a LIBOR Option Advance in increments of Five Hundred Dollars ($500.00) prior to the end of the LIBOR Period, as long as (i) Bank is provided written notice of such prepayment at least five (5) LIBOR Business Days prior to the date thereof (the "Prepayment Date"); and (ii) Borrower pays the Prepayment Amount. The notice of prepayment shall contain the following information: (a) the Prepayment Date; and (b) the LIBOR Option Advance which will be prepaid. On the Prepayment Date, Borrower shall pay to Bank, in addition to any other amount that may then be due on the Note, the Prepayment Amount. Bank, in its sole discretion, may accept any prepayment of a LIBOR Option Advance even if not required to do so under the Note and may deduct from the amount to be applied against the LIBOR Option Advance any other amounts required to be paid as part of the Prepayment Amount.

     The Prepaid Principal Amount (as defined below) will be applied to the LIBOR Option Advance being prepaid as Bank shall determine in its sole discretion.

     If Bank exercises its right to accelerate the payment of the Note prior to maturity based upon an Event of Default under the Note, Borrower shall pay to Bank, in addition to any other amounts that may then be due on the Note, on the date specified by Bank as the Prepayment Date, the Prepayment Amount.

     Bank's determination of the Prepayment Amount shall be conclusive in the absence of obvious error or fraud. If requested in writing by Borrower, Bank shall provide Borrower a written statement specifying the Prepayment Amount.

     The following (the "Prepayment Amount") shall be due and payable in full on the Prepayment Date:

          a. If the principal amount of the LIBOR Option Advance being prepaid exceeds Seven Hundred Fifty Thousand Dollars ($750,000), then the Prepayment Amount is the sum of: (i) the amount of the principal balance of the LIBOR Option Advance which Borrower has elected to prepay or the amount of the principal balance of the LIBOR Option Advance which Bank has required Borrower to prepay because of acceleration, as the case may be (the "Prepaid Principal Amount"); (ii) interest accruing on the Prepaid Principal Amount up to, but not including, the Prepayment Date; (iii) Five Hundred Dollars ($500.00); plus (iv) the present value, discounted at the Reinvestment Rates (as defined below) of the positive amount by which (A) the interest Bank would have earned had the Prepaid Principal Amount not been paid prior to the end of the LIBOR Period at the Note's interest rate exceeds (B) the interest Bank would earn by reinvesting the Prepaid Principal Amount at the Reinvestment Rates.

          b. If the principal amount of the LIBOR Option Advance being prepaid is Seven Hundred Fifty Thousand Dollars ($750,000) or less, then the Prepayment Amount is the sum of: (i) the principal amount of the LIBOR Option Advance which Borrower has elected to prepay or the principal amount of the LIBOR Option Advance which Bank has required Borrower to prepay because of acceleration due to an Event of Default under the Note, as the case may be (the "Prepaid Principal Amount"); (ii) interest accruing on the Prepaid Principal Amount up to, but not including, the Prepayment Date; plus (iii) an amount equal to two percent (2%) of the Prepaid Principal Amount.

     "Reinvestment Rates" means the per annum rates of interest equal to one half percent (1/2%) above the rates of interest reasonably determined by Bank to be in effect not more than seven (7) days prior to the Prepayment Date in the secondary market for United States Treasury Obligations in amount(s) and with maturity(ies) which correspond (as closely as possible) to the LIBOR Option Advance being prepaid.

     BY INITIALING BELOW, BORROWER ACKNOWLEDGE(S) AND AGREE(S) THAT: (A) THERE IS NO RIGHT TO PREPAY ANY LIBOR OPTION ADVANCE, IN WHOLE OR IN PART, WITHOUT PAYING THE PREPAYMENT AMOUNT, EXCEPT AS OTHERWISE REQUIRED UNDER APPLICABLE LAW; (B) BORROWER SHALL BE LIABLE FOR PAYMENT OF THE PREPAYMENT AMOUNT IF BANK EXERCISES ITS RIGHT TO ACCELERATE PAYMENT OF ANY LIBOR OPTION ADVANCE AS PART OR ALL OF THE OBLIGATIONS OWING UNDER THE NOTE, INCLUDING, WITHOUT LIMITATION, ACCELERATION UNDER A DUE-ON-SALE PROVISION; (C) BORROWER WAIVES ANY RIGHTS UNDER SUCCESSOR STATUTE; AND (D) BANK HAS MADE EACH LIBOR OPTION ADVANCE PURSUANT TO THE NOTE IN RELIANCE ON THESE AGREEMENTS.

/s/ PJD
--------------------
BORROWER'S INITIALS


          9. HOLD HARMLESS AND INDEMNIFICATION. Borrower agrees to indemnify Bank and to hold Bank harmless from, and to reimburse Bank on demand for, all losses and expenses which Bank sustains or incurs as a result of (i) any payment of a LIBOR Option Advance prior to the last day of the applicable LIBOR Period for any reason, including, without limitation, termination of the Note, whether pursuant to this Addendum or the occurrence of an Event of Default; (ii) any termination of a LIBOR Period prior to the date it would otherwise end in accordance with this Addendum; or (iii) any failure by Borrower, for any reason, to borrow any portion of a LIBOR Option Advance.

          10. FUNDING LOSSES. The indemnification and hold harmless provisions set forth in this Addendum shall include, without limitation, all losses and expenses arising from interest and fees that Bank pays to lenders of funds it obtains in order to fund the loans to Borrower on the basis of the LIBOR Option(s) and all losses incurred in liquidating or re-deploying deposits from which such funds were obtained and loss of profit for the period after termination. A written statement by Bank to Borrower of such losses and expenses shall be conclusive and binding, absent manifest error, for all purposes. This obligation shall survive the termination of this Addendum and the payment of the Note.

          11. REGULATORY DEVELOPMENTS OR OTHER CIRCUMSTANCES RELATING TO ILLEGALITY OR IMPRACTICALITY OF LIBOR. If any Regulatory Development or other circumstances relating to the interbank Euro-dollar markets shall, at any time, in Bank's reasonable determination, make it unlawful or impractical for Bank to fund or maintain, during any LIBOR Period, to determine or charge interest rates based upon LIBOR, Bank shall give notice of such circumstances to Borrower and:

     (i) In the case of a LIBOR Period in progress, Borrower shall, if requested by Bank, promptly pay any interest which had accrued prior to such request and the date of such request shall be deemed to be the last day of the term of the LIBOR Period; and

     (ii) No LIBOR Period may be designated thereafter until Bank determines that such would be practical.

          12. ADDITIONAL COSTS. Borrower shall pay to Bank from time to time, upon Bank's request, such amounts as Bank determines are needed to compensate Bank for any costs it incurred which are attributable to Bank having made or maintained a LIBOR Option Advance or to Bank's obligation to make a LIBOR Option Advance, or any reduction in any amount receivable by Bank hereunder with respect to any LIBOR Option or such obligation (such increases in costs and reductions in amounts receivable being herein called "ADDITIONAL COSTS"), resulting from any Regulatory Developments, which (i) change the basis of taxation of any amounts payable to Bank hereunder with respect to any LIBOR Option Advance (other than taxes imposed on the overall net income of Bank for any LIBOR Option Advance by the jurisdiction where Bank is headquartered or the jurisdiction where Bank extends the LIBOR Option Advance; (ii) impose or modify any reserve, special deposit, or similar requirements relating to any extensions of credit or other assets of, or any deposits with or other liabilities of, Bank (including any LIBOR Option Advance or any deposits referred to in the definition of LIBOR); or (iii) impose any other condition affecting this Addendum (or any of such extension of credit or liabilities). Bank shall notify Borrower of any event occurring after the date hereof which entitles Bank to compensation pursuant to this paragraph as promptly as practicable after it obtains knowledge thereof and determines to request such compensation. Determinations by Bank for purposes of this paragraph, shall be conclusive, provided that such determinations are made on a reasonable basis.

          13. LEGAL EFFECT. Except as specifically modified hereby, all of the terms and conditions of the Note remain in full force and effect.

IN WITNESS WHEREOF, the parties have agreed to the foregoing as of the date first set forth above.



 TROY GROUP, INC.                        COMERICA BANK-CALIFORNIA


 By:      /s/ Patrick J. Dirk             By:      /s/ Barbara D'Amato
    -----------------------------                -------------------------
                                                   Barbara D'Amato
 Title:   CEO                             Title:   Vice President
       --------------------------                -------------------------

 By:
    -----------------------------

 Title:
       --------------------------


 TROY SYSTEMS INTERNATIONAL, INC.

 By:      /s/ Patrick J. Dirk
    -----------------------------

 Title:   CEO
       --------------------------

 By:
    -----------------------------

 Title:
       --------------------------


 TROY XCD, INC.

 By:      /s/ Patrick J. Dirk
    -----------------------------

 Title:   CEO
       --------------------------

 By:
    -----------------------------

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